UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5360 Legacy Drive, Building 2 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(833) 528-2785
(Registrant’s telephone number, including area code:)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 6, 2025, Katapult Holdings, Inc., a Delaware corporation (the “Company” or “Katapult”) held a special meeting of stockholders (the “Special Meeting”) as a virtual meeting, conducted via live webcast, in connection with the proposals described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 26, 2025 (the “Proxy Statement”) and first mailed to stockholders on or about June 26, 2025. Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting is described in detail in the Proxy Statement and the final voting results are indicated below.

As of the close of business on June 16, 2025, the record date for the Special Meeting, there were 4,266,753 shares outstanding of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) entitled to vote. A total of 2,922,298 shares of Common Stock, representing approximately 68.48% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results, as certified in the Final Report of the Inspector of Election, are as follows:

Proposal 1. The Nasdaq Proposal – To approve, for purposes of complying with Nasdaq Listing Rules, including, but not limited to, Rules 5635(b) and (d), the issuance of shares of our Common Stock issuable upon the exercise of the Warrants and upon the Term Loan Conversion. The proposal was approved by the following votes:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
2,901,474	20,103	721

Proposal 2. Adjournment Proposal – To vote to adjourn or postpone the Special Meeting, if necessary to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal. The proposal was approved by the following votes:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
2,903,774	17,793	731

However, because the Nasdaq Proposal was approved, further adjournment of the Special Meeting was not necessary to continue to solicit additional proxies and, accordingly, the Special Meeting was not further adjourned.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 8, 2025	/s/ Orlando Zayas
		Name:	Orlando Zayas
		Title:	Chief Executive Officer